IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares
®
iShares, Inc.
Supplement dated April 9, 2021 (the “Supplement”)
to the Summary Prospectus and Prospectus,
each dated December 30, 2020, for each of the iShares MSCI Pacific ex Japan ETF (EPP) and the iShares Core MSCI Emerging Markets ETF (IEMG) (each, a “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for each Fund.
Each Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940, in approximately the same proportion as its Underlying Index is diversified. Shareholder approval will not be sought if a Fund crosses from diversified to non-diversified
status due solely to a change in the relative market capitalization or index weighting of one or more constituents of its Underlying Index. Each Fund discloses its portfolio holdings and weightings at www.iShares.com.
Change in each Fund’s “Principal Investment Strategies”
The section of each Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is amended to add the following to the end of the section:
Diversification Policy.
The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become
“non-diversified,”
as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes
“non-diversified”
due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

Change in each Fund’s “Summary of Principal Risks”
The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to add the following:
Non-Diversification
Risk
. To the extent the Fund is
non-diversified,
the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Change in each Fund’s “A Further Discussion of Principal Risks”
The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is amended to add the following:
Non-Diversification
Risk
. To the extent the Fund is
non-diversified,
the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
If you have any questions, please call
1-800-iShares
(1-800-474-2737).

iShares
®
is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-EPP+IEMG_0421

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE